UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 6, 2004

UNITED INDUSTRIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-4252	95-2081809

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 INDUSTRY LANE, HUNT VALLEY, MD	21030

(Address of Principal Executive Offices)	(Zip Code)

(410) 628-3500

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press release dated August 6, 2004, announcing the Registrant's financial results for the quarter ended June 30, 2004.

Item 12.  Results of Operations and Financial Condition.

The information set forth in the press release issued by the Registrant announcing financial results for the quarter ended June 30, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED INDUSTRIAL CORPORATION

By:	/s/ JAMES H. PERRY

James H. Perry Chief Financial Officer, Vice President and Treasurer

Date:  August 6, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated August 6, 2004, announcing the Registrant’s financial results for the quarter ended June 30, 2004.